PROPERTY CO-TENANCY
                       OWNERSHIP AGREEMENT
            (Hometown Buffet Restaurant - Tucson, AZ)


THIS CO-TENANCY AGREEMENT,

Made and entered into as of the 29 day of March, 1999, by and between Eugene M. Hamilton and Carma Rae Hamilton, Trustees of the Eugene M. Hamilton Family Revocable Trust, dated 10/29/81 (hereinafter called "Hamilton"), and AEI Net Lease Income & Growth Fund XIX Limited Partnership (hereinafter called "Fund XIX") Hamilton, Fund XIX (and any other Owner in Fee where the context so indicates) being hereinafter sometimes collectively called "Co-Tenants" and referred to in the neuter gender).
WITNESSETH:

WHEREAS, Fund XIX presently owns an undivided 34.7325% interest in and to, and Hamilton presently owns an undivided 11.8047% interest in and to, and Terry Harsha, Sr. and Janet Sue Harsha presently own an undivided 9.9617% interest in and to, and Sherrill L. Hossom, as trustee presently owns an undivided 7.4713% interest in and to, and Linda L. Landes, as trustee presently owns an undivided 7.4713% interest in and to, and Marshall Kilduff presently owns an undivided 15.80% interest in and to, and Larry Z. White and Mary J. White presently own an undivided 12.7585% interest in and to the land, situated in the City of Tucson, County of Pima, and State of AZ, (legally described upon Exhibit A attached hereto and hereby made a part hereof) and in and to the improvements located thereon (hereinafter called "Premises");

WHEREAS, The parties hereto wish to provide for the orderly operation and management of the Premises and Hamilton's interest by Fund XIX; the continued leasing of space within the Premises; for the distribution of income from and the pro-rata sharing in expenses of the Premises.

NOW THEREFORE, in consideration of the purchase by Hamilton of an undivided interest in and to the Premises, for at least One Dollar ($1.00) and other good and valuable consideration by the parties hereto to one another in hand paid, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties hereto, as follows:

1. The operation and management of the Premises shall be delegated to Fund XIX, or its designated agent, successors or assigns. Provided, however, if Fund XIX shall sell all of its interest in the Premises, the duties and obligations of Fund XIX respecting management of the Premises as set forth herein, including but not limited to paragraphs 2, 3, and 4 hereof, shall be exercised by the holder or holders of a majority undivided co-tenancy interest in the Premises. Except as hereinafter expressly provided to the contrary, each of the parties hereto agrees to be bound by the good faith decisions of Fund XIX with respect to all administrative, operational and management matters of the property comprising the Premises, including but not limited to the management of the net lease agreement for the Premises. The parties hereto hereby designate Fund XIX as their sole and exclusive agent to deal with, and Fund XIX retains the sole right to deal with, any property agent or tenant and to negotiate and enter into, on terms and provisions satisfactory to Fund XIX, monitor, execute and enforce the terms of leases of space within the Premises, including but not limited to any amendments, consents to assignment, sublet, releases or modifications to leases or guarantees of lease or easements affecting the Premises, on behalf of Hamilton. As long as Fund XIX owns an interest in the Premises, only Fund XIX may obligate Hamilton with respect to any expense for the Premises.




Co-Tenant Initial: /s/ EMH /s/ CRH
Co-Tenancy Agreement for Hometown Buffet - Tucson, AZ



As further set forth in paragraph 2 hereof, Fund XIX agrees to require any lessee of the Premises to name Hamilton as an insured or additional insured in all insurance policies provided for, or contemplated by, any lease on the Premises. Fund XIX shall use its best efforts to obtain endorsements adding Co-Tenants to said policies from lessee within 30 days of commencement of this agreement. In any event, Fund XIX shall distribute any insurance proceeds it may receive, to the extent consistent with any lease on the Premises, to the Co-Tenants in proportion to their respective ownership of the Premises.

2. Income and expenses shall be allocated among the Co-Tenants in proportion to their respective share(s) of ownership. Shares of net income shall be pro-rated for any partial calendar years included within the term of this Agreement. Fund XIX may offset against, pay to itself and deduct from any payment due to Hamilton under this Agreement, and may pay to itself the amount of Hamilton's share of any reasonable expenses of the Premises which are not paid by Hamilton to Fund XIX or its assigns, within ten (10) days after demand by Fund XIX. In the event there is insufficient operating income from which to deduct Hamilton's unpaid share of operating expenses, Fund XIX may pursue any and all legal remedies for collection.

Operating Expenses shall include all normal operating expense, including but not limited to: maintenance, utilities, supplies, labor, management, advertising and promotional expenses, salaries and wages of rental and management personnel, leasing commissions to third parties, a monthly accrual to pay insurance premiums, real estate taxes, installments of special assessments and for structural repairs and replacements, management fees, legal fees and accounting fees, but excluding all operating expenses paid by tenant under terms of any lease agreement of the Premises.

Hamilton has no requirement to, but has, nonetheless elected to retain, and agrees to annually reimburse, Fund XIX in the amount of $705 for the expenses, direct and indirect, incurred by Fund XIX in providing Hamilton with quarterly accounting and distributions of Hamilton's share of net income and for tracking, reporting and assessing the calculation of Hamilton's share of operating expenses incurred from the Premises. This invoice amount shall be pro-rated for partial years and Hamilton authorizes Fund XIX to deduct such amount from Hamilton's share of revenue from the Premises. Hamilton may terminate this agreement in this paragraph respecting accounting and distributions at any time and attempt to collect its share of rental income directly from the tenant; however, enforcement of all other provisions of the lease remains the sole right of Fund XIX pursuant to Section 1 hereof. Fund XIX may terminate its obligation under this paragraph upon 30 days notice to Hamilton prior to the end of each anniversary hereof, unless agreed in writing to the contrary.

3. Full, accurate and complete books of account shall be kept in accordance with generally accepted accounting principles at Fund XIX's principal office, and each Co-Tenant shall have access to such books and may inspect and copy any part thereof during normal business hours. Within ninety (90) days after the end of each calendar year during the term hereof, Fund XIX shall prepare an accurate income statement for the ownership of the Premises for said calendar year and shall furnish copies of the same to all Co-Tenants. Quarterly, as its share, Hamilton shall be entitled to receive 11.8047% of all items of income and expense generated by the Premises. Upon receipt of said accounting, if the payments received by each Co-Tenant pursuant to this Paragraph 3 do not equal, in the aggregate, the amounts which each  are  entitled  to  receive proportional  to  its  share  of
ownership  with  respect  to  said  calendar  year  pursuant   to
Paragraph 2 hereof, an appropriate adjustment shall be made so that each Co-Tenant receives the amount to which it is entitled.

4. If Net Income from the Premises is less than $0.00 (i.e., the Premises operates at a loss), or if capital improvements, repairs, and/or replacements, for which adequate reserves do not exist, need to be made to the Premises, the



Co-Tenant Initial: /s/ EMH /s/ CRH
Co-Tenancy Agreement for Hometown Buffet - Tucson, AZ



Co-Tenants, upon receipt of a written request therefor from Fund XIX, shall, within fifteen (15) business days after receipt of notice, make payment to Fund XIX sufficient to pay said net operating losses and to provide necessary operating capital for the premises and to pay for said capital improvements, repairs and/or replacements, all in proportion to their undivided interests in and to the Premises.

5. Co-Tenants may, at any time, sell, finance, or otherwise create a lien upon their interest in the Premises but only upon their interest and not upon any part of the interest held, or owned, by any other Co-Tenant. All Co-Tenants reserve the right to escrow proceeds from a sale of their interests in the Premises to obtain tax deferral by the purchase of replacement property.

6. If any Co-Tenant shall be in default with respect to any of its obligations hereunder, and if said default is not corrected within thirty (30) days after receipt by said defaulting Co-Tenant of written notice of said default, or within a reasonable period if said default does not consist solely of a failure to pay money, the remaining Co-Tenant(s) may resort to any available remedy to cure said default at law, in equity, or by statute.

7. This Co-Tenancy agreement shall continue in full force and effect and shall bind and inure to the benefit of the Co-Tenant and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns until June 30, 2023 or upon the sale of the entire Premises in accordance with the terms hereof and proper disbursement of the proceeds thereof, whichever shall first occur. Unless specifically identified as a personal contract right or obligation herein, this agreement shall run with any interest in the Premises and with the title thereto. Once any person, party or entity has ceased to have an interest in fee in any portion of the Premises, it shall not be bound by, subject to or benefit from the terms hereof; but its heirs, executors, administrators, personal representatives, successors or assigns, as the case may be, shall be substituted for it hereunder. Hamilton agrees to notify Fund XIX upon the appointment of any successor trustee, or any amendment of the Eugene M. Hamilton Family Revocable Trust affecting the powers of the Trustees to manage or dispose of the Eugene M. Hamilton Family Revocable Trust's interest in the Premises.

8. Any notice or election required or permitted to be given or served by any party hereto to, or upon any other, shall be given to all known Co-Tenants and deemed given or served in accordance with the provisions of this Agreement, if said notice or elections addressed as follows;

If to Fund XIX:

AEI Income and Growth Fund XIX Limited Partnership
1300 Minnesota World Trade Center
30 E. Seventh Street
St. Paul, Minnesota  55101

If to Hamilton:

Eugene M. Hamilton, Trustee
Carma Rae Hamilton, Trustee
21 East 1700 South
Bountiful, UT  84010




Co-Tenant Initial: /s/ EMH /s/ CRH
Co-Tenancy Agreement for Hometown Buffet - Tucson, AZ

If to Harsha:

Terry Harsha, Sr. and Janet Sue Harsha
730 Chantry Circle
Simi Valley, CA  93065

If to Hossom:

Sherrill L. Hossom, Trustee
19695 Ridgewood Drive
Bend, OR  97701

If to Landes:

Linda L. Landes, Trustee
5621 Corso Di Napoli
Long Beach, CA  90803

If to Kilduff:

Marshall Kilduff
321 Lake Street
San Francisco, CA  94118-1320

If to White:

Larry Z. White and Mary J. White
2587 Calypso Drive
Lake Havasu City, AZ  86406


Each mailed notice or election shall be deemed to have been given to, or served upon, the party to which addressed on the date the same is deposited in the United States certified mail, return receipt requested, postage prepaid, or given to a nationally recognized courier service guaranteeing overnight delivery as properly addressed in the manner above provided. Any party hereto may change its address for the service of notice hereunder by delivering written notice of said change to the other parties hereunder, in the manner above specified, at least ten (10) days prior to the effective date of said change.

9. This Agreement shall not create any partnership or joint venture among or between the Co-Tenants or any of them, and the only relationship among and between the Co-Tenants hereunder shall be that of owners of the premises as tenants in common subject to the terms hereof.

10. The unenforceability or invalidity of any provision or provisions of this Agreement as to any person or circumstances shall not render that provision, nor any other provision hereof, unenforceable or invalid as to any other person or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

11. In the event any litigation arises between the parties hereto relating to this Agreement, or any of the provisions hereof, the party prevailing in such action shall be entitled to receive from the losing party, in addition to all other relief, remedies and damages to which it is otherwise entitled, all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with said litigation.



Co-Tenant Initial: /s/ EMH /s/ CRH
Co-Tenancy Agreement for Hometown Buffet - Tucson, AZ





IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be executed and delivered, as of the day and year first above written.

Hamilton  EUGENE M. HAMILTON AND CARMA RAE HAMILTON, TRUSTEES  OF
          THE EUGENE M. HAMILTON FAMILY  REVOCABLE  TRUST,  DATED
          10/29/81.

          By:/s/ Eugene M Hamilton
                 Eugene M. Hamilton, Trustee


State of  Jamaica)
          City of Kingston           ) ss.
County of Embassy of the United States  )
          Of America

I hereby certify there appeared before me this 25th day of March, 1999, Eugene M. Hamilton, Trustee, who executed the foregoing instrument in said capacity.

                              /s/ Glenn W Carey
                                  Consul of the United States
                                  of America

          By: /s/ Carma Rae Hamilton
                  Carma Rae Hamilton, Trustee


State of  Jamaica)
          City of Kingston           ) ss.
County of Embassy of the United States  )
          Of America


I hereby certify there appeared before me this 25th day of March, 1999, Carma Rae Hamilton, Trustee, who executed the foregoing instrument in said capacity.

                              /s/ Glenn W Carey




Co-Tenant Initial: /s/ EMH /s/ CRH
Co-Tenancy Agreement for Hometown Buffet - Tucson, AZ


Fund XIX    AEI Net Lease Income & Growth Fund XIX Limited Partnership

            By: AEI Fund Management XIX, Inc., its corporate general partner

             By:/s/ Robert P Johnson
                    Robert P. Johnson, President

State of Minnesota )
                                   ) ss.
County of Ramsey  )

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 29 day of March, 1999, Robert P. Johnson, President of AEI Fund Management XIX, Inc., corporate general partner of AEI Income & Growth Fund XIX Limited Partnership who executed the foregoing instrument in said capacity and on behalf of the corporation in its capacity as corporate general partner, on behalf of said limited partnership.

                              /s/ Laura M Steidl
                                   Notary Public

[notary seal]






Co-Tenant Initial:
Co-Tenancy Agreement for Hometown Buffet - Tucson, AZ






                         EXHIBIT "A"


That  portion  of Section 13, Township 14 South; Range  14  East,
Gila and Salt River Base and meridian, Pima County, Arizona, described as follows:

BEGINNING at the Northeast corner of BRYANT ADDITION SUBDIVISION, as recorded in Book 12, Page 23, of Maps and Plats, in the office of the Pima County Recorder;

THENCE North 89 degrees 06 minutes 27 seconds East, along the south right of way line of EAST 14TH STREET, as it now exists, a distance of 319.42 feet to the TRUE POINT OF BEGINNING;

THENCE CONTINUE North 89 degrees 06 minutes 27 seconds East, along the South right of way, a distance of 263.76 feet to a point of curvature;

THENCE Southeasterly along a circular arc whose central angle is 90 degrees 07 minutes 31 seconds and a radius of 25 feet, a distance of 39.32 feet to a point of tangency;

THENCE  South  00 degrees 46 minutes 02 seconds West,  along  the
Westerly right of way line of SOUTH WILMOT ROAD, as it now exists, a distance of 210.86 feet to a point of curvature;

THENCE Southwesterly along a circular arc whose central angle is 90 degrees 15 minutes 03 seconds and a radius of 25 feet, a distance of 39.38 feet to a point of tangency;

THENCE  South  89 degrees 29 minutes 01 seconds West,  along  the
Northerly right of way line of EAST TIMROD STREET, as it now exists, a distance of 158 feet to a point;

THENCE North 00 degrees 30 minutes 59 seconds West, a distance of 65 feet to a point;

THENCE South 89 degrees 29 minutes 01 seconds West, a distance of
55.24 feet to a point;

THENCE North 32 degrees 17 minutes 15 seconds West, a distance of
40.77 feet to a point;

THENCE North 01 degrees 42 minutes 45 seconds East, a distance of
103.95 feet to a point;

THENCE South 87 degrees 51 minutes 50 seconds West, a distance of
32.60 feet to a point;

THENCE North 02 degrees 08 minutes 10 seconds West, a distance of
56.54 feet to the TRUE POINT OF BEGINNING.